United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended January 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$2,767,342
Unrealized Gain (Loss) on Market Value of Futures	11,172,084
Unrealized Gain (Loss) on Foreign Currency Translations	225
Interest Income	28,497
ETF Transaction Fees	2,450
Total Income (Loss)	$13,970,598

Expenses
Management Fees	$403,673
Brokerage Commissions	30,831
Tax Reporting Fees	15,167
Audit Fees	8,787
Non-interested Directors' Fees and Expenses	4,389
Legal Fees	2,532
Prepaid Insurance Expense	2,202
Total Expenses	$467,581
Net Income (Loss)	$13,503,017

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/13	$488,085,727
Additions (250,000 Units)	14,590,014
Net Income (Loss)	13,503,017

Net Asset Value End of Month	$516,178,758
Net Asset Value Per Unit (8,600,000 Units)	$60.02

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2013 is accurate and complete.

/s/ Howard Mah
Howard Mah
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended January 31, 2013

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$59,762
Interest Income	159
Total Income (Loss)	$59,921

Expenses
Management Fees	$1,414
Non-interested Directors' Fees and Expenses	23
Prepaid Insurance Expense	15
Other Expenses	8,658
Total Expenses	10,110
Expense Waiver	(8,333)
Net Expenses	$1,777
Net Income (Loss)	$58,144

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/13	$2,542,946
Net Income (Loss)	58,144

Net Asset Value End of Month	$2,601,090
Net Asset Value Per Unit (100,000 Units)	$26.01

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2013 is accurate and complete.

/s/ Howard Mah
Howard Mah
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended January 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(50,912)
Realized Trading Gain (Loss) on Foreign Currency Transactions	1
Unrealized Gain (Loss) on Market Value of Futures	64,743
Unrealized Gain (Loss) on Foreign Currency Translations	(28)
Interest Income	177
Total Income (Loss)	$13,981

Expenses
Management Fees	$1,722
Brokerage Commissions	225
Non-interested Directors' Fees and Expenses	22
Other Expenses	10,602
Total Expenses	12,571
Expense Waiver	(10,280)
Net Expenses	$2,291
Net Income (Loss)	$11,690

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/13	$2,555,692
Net Income (Loss)	11,690

Net Asset Value End of Month	$2,567,382
Net Asset Value Per Unit (100,000 Units)	$25.67

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2013 is accurate and complete.

/s/ Howard Mah
Howard Mah
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended January 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$61,635
Unrealized Gain (Loss) on Market Value of Futures	23,410
Unrealized Gain (Loss) on Foreign Currency Translations	2
Interest Income	161
Total Income (Loss)	$85,208

Expenses
Management Fees	$1,596
Brokerage Commissions	81
Non-interested Directors' Fees and Expenses	24
Other Expenses	10,602
Total Expenses	12,303
Expense Waiver	(10,261)
Net Expenses	$2,042
Net Income (Loss)	$83,166

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/13	$2,647,177
Net Income (Loss)	83,166

Net Asset Value End of Month	$2,730,343
Net Asset Value Per Unit (100,000 Units)	$27.30

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2013 is accurate and complete.

/s/ Howard Mah
Howard Mah
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended January 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$2,778,065
Realized Trading Gain (Loss) on Foreign Currency Transactions	1
Unrealized Gain (Loss) on Market Value of Futures	11,319,999
Unrealized Gain (Loss) on Foreign Currency Translations	199
Interest Income	28,994
ETF Transaction Fees	2,450
Total Income (Loss)	$14,129,708

Expenses
Management Fees	$408,405
Brokerage Commissions	31,137
Tax Reporting Fees	15,167
Audit Fees	8,787
Non-interested Directors' Fees and Expenses	4,458
Legal Fees	2,532
Prepaid Insurance Expense	2,217
Other Expenses	29,862
Total Expenses	502,565
Expense Waiver	(28,874)
Net Expenses	$473,691
Net Income (Loss)	$13,656,017

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/13	$495,831,542
Additions (250,000 Units)	14,590,014
Net Income (Loss)	13,656,017

Net Asset Value End of Month	$524,077,573

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2013 is accurate and complete.

/s/ Howard Mah
Howard Mah
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612